UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-01700

__Franklin Gold and Precious Metals Fund
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code:_650 312-2000

Date of fiscal year end: 7/31

Date of reporting period:_7/31/10

Item 1.  Reports to Stockholders.

JULY 31, 2010

ANNUAL REPORT
AND SHAREHOLDER LETTER

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SECTOR

FRANKLIN
GOLD AND PRECIOUS METALS FUND

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

	Contents

Shareholder Letter	1	Annual Report		Financial Highlights and		Report of Independent
				Statement of Investments	17	Registered Public
		Franklin Gold and Precious
						Accounting Firm		40
		Metals Fund	3	Financial Statements	25
						Tax Designation		41
		Performance Summary	10	Notes to Financial
				Statements	29	Board Members and Officers	.	42
		Your Fund’s Expenses	15
						Shareholder Information		47

Annual Report

Franklin Gold and Precious Metals Fund

Your Fund’s Goals and Main Investments: Franklin Gold and Precious Metals Fund seeks capital appreciation, with current income as its secondary goal, by investing at least 80% of its net assets in securities of gold and precious metals operation companies.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Gold and Precious Metals Fund’s annual report for the fiscal year ended July 31, 2010.

Performance Overview

Franklin Gold and Precious Metals Fund – Class A delivered a +38.02% cumulative total return for the 12 months ended July 31, 2010. The Fund outperformed the broad Standard & Poor’s 500 Index’s (S&P 500’s) +13.84% total return and the sector-specific FTSE Gold Mines (All Mines) Index’s +17.52% price return during the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 10.

Economic and Market Overview

During the 12-month period ended July 31, 2010, the U.S. economy recovered unevenly from the depths of the recession, supported by a combination of fundamental improvement in business conditions and government intervention and stimulus. Economic activity as measured by gross domestic product (GDP) expanded at a 5.0% annualized rate in 2009’s fourth quarter. As the effects of temporary stimulus measures faded and construction and industrial production cooled somewhat, GDP growth slowed to an annualized 3.7% pace in 2010’s first quarter and an estimated annualized 1.6% pace in the second quarter.

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance and includes reinvested dividends. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product. The FTSE Gold Mines Index is a free float-weighted index and comprises companies whose principal activity is gold mining. This is a price-only index and does not include dividends. The indexes are unmanaged. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 21.

Annual Report | 3

Geographic Breakdown

Based on Total Net Assets as of 7/31/10

Canada

48.1%

Australia

15.9%

South Africa

14.9%

U.K.
10.8%
U.S.
3.3%

Papua New Guinea
3.1%

Peru
1.8%

Hong Kong
0.5%

Short-Term Investments & Other Net Assets

1.6%

Challenges such as mixed economic data, elevated debt concerns surrounding the U.S. budget deficit and a growing lack of job prospects for the unemployed also hindered consumer confidence and the economy’s advance. During much of the period, home prices rose in most regions due to record-low interest rates, a first-time homebuyer tax credit program, and prices dipping to levels that lured buyers. The housing sector overall remained weak, however, as foreclosures jumped to new highs, and the pace of home sales and housing starts failed to gain traction.

Amid signs of a demand-led recovery, crude oil prices rose from $69 per barrel at the end of July 2009 to a period high of nearly $87 in early April. When mixed economic data began to indicate a slow recovery during the spring, oil prices dipped to $66 in late May before recovering to $79 by the end of July 2010. With scant evidence of pricing pressure in the economy, the July 2010 inflation rate as gauged by the Consumer Price Index (CPI) was an annualized 1.2%.2 Core CPI, which excludes food and energy costs, hovered near a 44-year low by period-end, rising only 0.9% since July 2009.2

Given few inflationary concerns and an economic recovery the Federal Reserve Board (Fed) characterized as “unusually uncertain,” the Federal Open Market Committee announced it intended to hold the federal funds target rate in the 0% to 0.25% range “for an extended period.” As some economic data improved in early 2010, the Fed began withdrawing some of the extraordinary support policies it had provided in response to the 2008 financial crisis. Despite a lack of significant job gains, the unemployment rate, which had jumped from 9.4% at the beginning of the period to a 26-year high of 10.1% by October 2009, dropped to 9.5% through June and July 2010 as the labor force participation rate fell.2

Investor confidence improved from depressed levels in response to strong corporate profits, renewed business activity and encouraging, though mixed, economic data, which helped equity markets rally for most of the year under review. However, the markets became quite volatile later in the period, partially stemming from concerns about many European countries’ creditworthiness and growing doubts about the U.S. and global economic recoveries. Many investors sought the relative safety of U.S. Treasury securities, even at times when the stock market was climbing. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average delivered a +17.28% total return, while the broader S&P 500 posted a +13.84% total return and the technology-heavy NASDAQ Composite Index produced a +14.99%

2. Source: Bureau of Labor Statistics.

4 | Annual Report

*Amounts shown are based on spot prices quoted in U.S. dollars per troy ounce. For illustrative purposes only; not representative of the Fund’s portfolio composition or performance.

return.3 All major industry groups advanced during the period, led by the industrials, consumer discretionary and financials sectors.

Precious Metals Sector Overview

Prices for all four primary precious metals increased significantly as fundamental, speculative and government buying generally accelerated from already high demand levels of the prior fiscal year. In aggregate, precious metals continued to benefit from a growing trend of consumer demand, especially from emerging market economies where rising wealth has created a new class of consumers and investors. Further driving demand, many investors adhered to the traditional view that precious metals can be a safe haven with a higher potential return than cash or money market accounts. Precious metals were also affected by high-volume activity within the commodity-backed Exchange Traded Fund (ETF) niche, where metals-focused ETFs were brought to market and met substantial investor interest throughout the period. In fact, investors accumulated record amounts of gold and silver in ETFs backed by both metals. U.S.-listed platinum and palladium ETFs launched in January also added a new demand dynamic to the market.

The price of gold and other precious metals advanced and retreated as traders responded to mixed economic data and the global equity market’s increasing

3. Source: © 2010 Morningstar. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue-chip stocks that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index is a broad-based market capitalization-weighted index designed to measure all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market.

Portfolio Breakdown

Based on Total Net Assets as of 7/31/10

Long Life Gold Mines

51.3%

Gold Exploration & Development

23.1%

Medium Life Gold Mines
11.2%

Platinum & Palladium
7.0%

Silver Mines
4.0%

Gold & Diversified Resources

1.7%

Non-Energy Minerals

0.1%

Short-Term Investments & Other Net Assets

1.6%

Annual Report | 5

Top 10 Holdings
7/31/10

Company	% of Total
Sector/Industry, Country	Net Assets
Randgold Resources Ltd., ADR	6.3%
Long Life Gold Mines, U.K.
Newcrest Mining Ltd.	4.8%
Long Life Gold Mines, Australia
Impala Platinum Holdings Ltd.,
ord. & ADR	4.5%

Platinum & Palladium, South Africa
Osisko Mining Corp., ord. & 144A	4.4%
Gold Exploration & Development, Canada
AngloGold Ashanti Ltd., ADR	4.3%
Long Life Gold Mines, South Africa
Centerra Gold Inc., ord. & 144A	4.2%
Long Life Gold Mines, Canada
Barrick Gold Corp.	4.0%
Long Life Gold Mines, Canada
Goldcorp Inc., ord. & warrants	3.8%
Long Life Gold Mines, Canada
Nevsun Resources Ltd.	3.6%
Gold Exploration & Development, Canada
Lihir Gold Ltd., ord. & ADR	3.1%
Long Life Gold Mines, Papua New Guinea

volatility. Gold bullion trade also reflected currency market swings and a typically inverse reaction to U.S. dollar movements but occasionally rose irrespective of the U.S. dollar’s movements due to overarching demand forces. Gold prices increased 24% for the year ended July 31, 2010, while the U.S. dollar rose only 4%.4 Central banks, which hold about 18% of all gold ever mined, also expanded reserves for the first time in several decades, adding another aspect to gold demand.5 Overall, the value of a troy ounce of gold began the year under review near its lowest level at $954, rose fairly steadily above $1,200 into December 2009 before falling back to become range-bound near $1,100 during the ensuing four months, then spiked to an all-time high of $1,257 on June 18 as broader equity markets retreated. From there, it eased to $1,181 by period-end as investors’ recovery concerns subsided, stocks rallied, and the dollar plummeted.

Price trends for silver generally followed suit and it gained 29% overall this fiscal year. During the 12-month period, its per-ounce spot price rose from roughly $14 to $18, having subsided from a mid-May high near $20. The prices of platinum and palladium appreciated strongly amid improving global auto sales after beginning the Fund’s fiscal year at their 12-month lows. Most platinum and palladium mined each year is used in the fabrication of automotive catalytic converters designed to reduce emissions. Platinum, up 30% in value during the reporting period, advanced from $1,213 per ounce to $1,573 per ounce, including an intra-period peak level of $1,745. At the same time, palladium returned an outsized 89% as its per-ounce spot price jumped from $264 to $497, reaching an intra-period $566 peak in April. Palladium continued to benefit from revived 2010 demand expectations for its use in applications such as catalytic converters, electronics and fuel cells.

Investment Strategy

We believe that investing in gold and other precious metals offers an excellent opportunity for diversification in an attractive asset class over the long term. We like companies with multiple mines, attractive production profiles, strong reserve bases and active exploration programs that can drive future reserve and production growth. While the sector can be volatile, especially over the short term, precious metals, such as gold, can be attractive because they are hard assets not tied to any particular country or financial system.

4. Source: Federal Reserve H10 Report (U.S. dollar value according to U.S. Dollar Index).

5. Source: World Gold Council (www.gold.org).

6 | Annual Report

Manager’s Discussion

Gold equities performed broadly in line with gold bullion prices during the period’s latter half and more than recovered from late January’s decline.

Merger and acquisition activity picked up throughout the fiscal year, with Randgold and AngloGold Ashanti closing the acquisition of Moto Goldmines, and Eldorado Gold acquiring Sino Gold Mining. Goldcorp outbid Barrick Gold for Xstrata’s stake in the El Morro copper-gold project in Chile, and also outbid Newmont and Fresnillo for the acquisition of Canplats. Goldcorp sold its Morelos gold project in Mexico to startup Gleichen Resources, which was renamed Torex Gold during the period. Goldcorp also sold its Escobal silver project in Guatemala to Tahoe Resources and its San Dimas gold and silver mine to Mala Noche Resources (renamed Primero Mining in August 2010). Alamos Gold purchased some development projects in Turkey from Teck and Frontier Gold. Allied Gold, with gold mining operations in Papua New Guinea, merged with Australian Solomons Gold with the hopes of restarting a mine in the Solomon Islands. Osisko Mining acquired Brett Resources hoping to leverage the knowledge gained from developing the Canadian Malartic gold project in Québec, Canada, to Brett’s Hammond Reef project in Thunder Bay, Ontario, Canada. Newcrest Mining entered into an agreement to merge with Lihir Gold in a stock and cash deal, creating the world’s fourth-largest gold mining company. Higher gold prices and relatively flat production costs during the period led to improved cash flow from the mining operations. This led to more exploration activity and better forecasted returns for new projects.

In this environment, most of the Fund’s investments appreciated in value during the 12-month reporting period, adding to its excellent long-term track record. As gold vaulted to all-time highs following a two-month winter lull, most of the Fund’s investments in gold-mining companies followed suit until pricing momentum faded somewhat in July. Key Fund contributors from the group included Randgold Resources, which was also the Fund’s largest single investment. Randgold operates the Loulo Mining complex, which consists of two open-pit mines and two underground operations, and the Morilla joint venture with AngloGold, which was nearing the end of its mine life, both located in Mali. The company has nearly completed a new mine, Tongon, in the Ivory Coast and continued to advance the Gounkoto project in Mali, the Massawa project in Senegal and the Kibali project in the Democratic Republic of Congo (DRC) in partnership with AngloGold. Randgold continued to invest in exploration projects in West Africa and the DRC, leveraging previous success in creating shareholder value by discovering and developing new mines. The company has attributable reserves of more than 15 million ounces of gold.

Annual Report | 7

Osisko Mining, a development-stage gold mining company based in Québec was another major contributor over the past 12 months. Osisko is currently building the Canadian Malartic gold mine in the Abitibi mining district after receiving the final authorizations from the Québec government in August 2009. Its commercial production is scheduled for the second quarter of 2011. In May, Osisko also acquired control of Brett Resources, which brought the company a second development project, Hammond Reef, located near Thunder Bay in Ontario.

Lihir Gold, which in 2010 agreed to merge with Australia’s Newcrest Mining to create the world’s fourth-largest gold producer, was another key contributor. Lihir operates a gold mine on Papua New Guinea’s Lihir Island, a volcanic site that contains one of the world’s largest gold bodies, and two smaller mines located in Ivory Coast and Queensland, Australia. The three operations produced 1.12 million ounces in 2009 and have reserves of more than 30 million ounces.

Other top performers included Sino Gold, which merged with Eldorado Gold, a Canada-based exploration and development company with gold mining operations in Turkey, China, Brazil and Greece; Ivanhoe Mines, which finally negotiated an investment agreement with the Mongolian government for the development of Oyu Tolgoi, its large copper-gold project in the Gobi Desert; Nevsun Resources, a Canadian exploration and development company, after it secured the cash necessary to finish construction of the Bisha gold, copper and zinc mine in Eritrea; Centerra Gold, following a re-rating of the shares into a successful placement of shares owned by Cameco, which removed a perceived overhang; and Centamin Egypt, which declared commercial production at its Sukari mine in January, the first modern, large-scale gold mine in Egypt.

Despite the Fund’s strong performance, a handful of its holdings declined in value. For example, the stock price of Canada-based Kinross Gold, which produces gold and silver from mining operations in Brazil, Russia, the U.S. and Chile, fell after a series of operating issues and delays and uncertainty around its capital allocation process after acquiring a 9.4% stake in Redback Mining, a West African-focused gold company with mines in Ghana and Mauritania. Investors drove down share prices of platinum producers Lonmin and Aquarius Platinum following another furnace shutdown for Lonmin in April after running for less than five months since its previous outage, and after poor operating results for Aquarius and an accident that resulted in five fatalities at its Marikana 4 shaft. Our position in Canada-listed gold and uranium producer First Uranium, which was developing several mines in South Africa, also depreciated in the wake of financing issues, as well as development and permitting delays.

8 | Annual Report

Thank you for your continued participation in Franklin Gold and Precious Metals Fund. We look forward to serving your future investment needs.

Stephen M. Land, CFA Portfolio Manager

Franklin Gold and Precious Metals Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 9

Performance Summary as of 7/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FKRCX)			Change	7/31/10	7/31/09
Net Asset Value (NAV)		+$	9.95	$43.51	$33.56
Distributions (8/1/09–7/31/10)
Dividend Income	$2.2241
Short-Term Capital Gain	$0.1941
Long-Term Capital Gain	$0.3837
Total	$2.8019
Class B (Symbol: FAGPX)			Change	7/31/10	7/31/09
Net Asset Value (NAV)		+$	9.33	$41.40	$32.07
Distributions (8/1/09–7/31/10)
Dividend Income	$1.9589
Short-Term Capital Gain	$0.1941
Long-Term Capital Gain	$0.3837
Total	$2.5367
Class C (Symbol: FRGOX)			Change	7/31/10	7/31/09
Net Asset Value (NAV)		+$	9.41	$41.77	$32.36
Distributions (8/1/09–7/31/10)
Dividend Income	$1.9914
Short-Term Capital Gain	$0.1941
Long-Term Capital Gain	$0.3837
Total	$2.5692
Advisor Class (Symbol: FGADX)			Change	7/31/10	7/31/09
Net Asset Value (NAV)		+$	10.42	$45.13	$34.71
Distributions (8/1/09–7/31/10)
Dividend Income	$2.3026
Short-Term Capital Gain	$0.1941
Long-Term Capital Gain	$0.3837
Total	$2.8804

10 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	38.02%	+	207.32%	+	633.15%
Average Annual Total Return[2]		+	30.08%	+	23.70%	+	21.33%
Value of $10,000 Investment[3]			$13,008		$28,960		$69,115
Avg. Ann. Total Return (6/30/10)[4]		+	37.65%	+	23.15%	+	20.48%
Total Annual Operating Expenses[5]	1.03%
Class B			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	36.99%	+	195.81%	+	589.49%
Average Annual Total Return[2]		+	32.99%	+	24.06%	+	21.30%
Value of $10,000 Investment[3]			$13,299		$29,381		$68,949
Avg. Ann. Total Return (6/30/10)[4]		+	40.91%	+	23.50%	+	20.46%
Total Annual Operating Expenses[5]	1.78%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	37.01%	+	195.93%	+	579.94%
Average Annual Total Return[2]		+	36.01%	+	24.23%	+	21.13%
Value of $10,000 Investment[3]			$13,601		$29,593		$67,994
Avg. Ann. Total Return (6/30/10)[4]		+	43.95%	+	23.68%	+	20.29%
Total Annual Operating Expenses[5]	1.78%
Advisor Class			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	38.36%	+	210.92%	+	650.94%
Average Annual Total Return[2]		+	38.36%	+	25.47%	+	22.34%
Value of $10,000 Investment[3]			$13,836		$31,092		$75,094
Avg. Ann. Total Return (6/30/10)[4]		+	46.39%	+	24.91%	+	21.48%
Total Annual Operating Expenses[5]	0.78%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The indexes are unmanaged, differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

12 | Annual Report

Annual Report | 13

Performance Summary (continued)

Endnotes

Investing in a nondiversified fund involves the risk of greater price fluctuation than a more diversified portfolio. Also, the Fund concentrates in the precious metals sector, which involves fluctuations in the price of gold and other precious metals and increased susceptibility to adverse economic and regulatory developments affecting the sector. In addition, the Fund is subject to the risks of currency fluctuation and political uncertainty associated with foreign investing. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund may also invest in smaller companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. 3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Source: © 2010 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance and includes reinvested dividends. The FTSE Gold Mines Index is a free float-weighted and comprises companies whose principal activity is gold mining. This is a price-only index and does not include dividends.

14 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 2/1/10	Value 7/31/10	Period* 2/1/10–7/31/10
Actual	$1,000	$1,222.20	$5.34
Hypothetical (5% return before expenses)	$1,000	$1,019.98	$4.86
Class B
Actual	$1,000	$1,217.60	$9.40
Hypothetical (5% return before expenses)	$1,000	$1,016.31	$8.55
Class C
Actual	$1,000	$1,217.40	$9.46
Hypothetical (5% return before expenses)	$1,000	$1,016.27	$8.60
Advisor Class
Actual	$1,000	$1,223.70	$3.97
Hypothetical (5% return before expenses)	$1,000	$1,021.22	$3.61

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.97%; B: 1.71%; C: 1.72%; and Advisor: 0.72%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

16 | Annual Report

Franklin Gold and Precious Metals Fund

Financial Highlights

		Year Ended July 31,
Class A	2010	2009	2008	2007	2006
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$33.56	$35.01	$33.73	$30.67	$17.81
Income from investment operations[a]:
Net investment income (loss)[b]	(0.21)	0.07	0.03	0.11	0.15
Net realized and unrealized gains (losses)	12.96	(1.40)	5.09	4.71	12.87
Total from investment operations	12.75	(1.33)	5.12	4.82	13.02
Less distributions from:
Net investment income	(2.22)	—	(1.97)	(0.76)	(0.16)
Net realized gains	(0.58)	(0.12)	(1.87)	(1.00)	—
Total distributions	(2.80)	(0.12)	(3.84)	(1.76)	(0.16)
Redemption fees[c]	—	—[d]	—[d]	—[d]	—[d]
Net asset value, end of year	$43.51	$33.56	$35.01	$33.73	$30.67

Total return[e]	38.02%	(3.48)%	14.76%	15.94%	73.36%

Ratios to average net assets
Expenses[f]	0.95%	1.01%	0.89%	0.93%	0.92%
Net investment income (loss)	(0.52)%	0.24%	0.08%	0.33%	0.57%

Supplemental data
Net assets, end of year (000’s)	$2,011,603	$1,297,172	$1,310,889	$1,011,344	$885,176
Portfolio turnover rate	17.63%	17.17%	4.48%	7.20%	10.96%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cEffective September 1, 2008, the redemption fee was eliminated. dAmount rounds to less than $0.01 per share. eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Franklin Gold and Precious Metals Fund

Financial Highlights (continued)

			Year Ended July 31,
Class B	2010	2009	2008	2007	2006
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$32.07	$33.73	$32.60	$29.62	$17.24
Income from investment operations[a]:
Net investment income (loss)[b]	(0.47)	(0.11)	(0.23)	(0.12)	(0.04)
Net realized and unrealized gains (losses)	12.34	(1.43)	4.92	4.54	12.44
Total from investment operations	11.87	(1.54)	4.69	4.42	12.40
Less distributions from:
Net investment income	(1.96)	—	(1.69)	(0.44)	(0.02)
Net realized gains	(0.58)	(0.12)	(1.87)	(1.00)	—
Total distributions	(2.54)	(0.12)	(3.56)	(1.44)	(0.02)
Redemption fees[c]	—	—[d]	—[d]	—[d]	—[d]
Net asset value, end of year	$41.40	$32.07	$33.73	$32.60	$29.62

Total return[e]	36.99%	(4.23)%	13.91%	15.12%	71.95%

Ratios to average net assets
Expenses[f]	1.69%	1.76%	1.64%	1.68%	1.67%
Net investment income (loss)	(1.26)%	(0.51)%	(0.67)%	(0.41)%	(0.19)%

Supplemental data
Net assets, end of year (000’s)	$44,031	$48,936	$60,872	$62,386	$60,423
Portfolio turnover rate	17.63%	17.17%	4.48%	7.20%	10.96%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cEffective September 1, 2008, the redemption fee was eliminated. dAmount rounds to less than $0.01 per share. eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. fBenefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Gold and Precious Metals Fund

Financial Highlights (continued)

			Year Ended July 31,
Class C	2010	2009	2008	2007	2006
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$32.36	$34.03	$32.90	$29.90	$17.40
Income from investment operations[a]:
Net investment income (loss)[b]	(0.49)	(0.13)	(0.25)	(0.13)	(0.05)
Net realized and unrealized gains (losses)	12.47	(1.42)	4.98	4.60	12.58
Total from investment operations	11.98	(1.55)	4.73	4.47	12.53
Less distributions from:
Net investment income	(1.99)	—	(1.73)	(0.47)	(0.03)
Net realized gains	(0.58)	(0.12)	(1.87)	(1.00)	—
Total distributions	(2.57)	(0.12)	(3.60)	(1.47)	(0.03)
Redemption fees[c]	—	—[d]	—[d]	—[d]	—[d]
Net asset value, end of year	$41.77	$32.36	$34.03	$32.90	$29.90

Total return[e]	37.01%	(4.23)%	13.89%	15.10%	72.04%

Ratios to average net assets
Expenses[f]	1.70%	1.76%	1.64%	1.68%	1.67%
Net investment income (loss)	(1.27)%	(0.51)%	(0.67)%	(0.41)%	(0.19)%

Supplemental data
Net assets, end of year (000’s)	$475,627	$312,002	$319,641	$240,424	$217,371
Portfolio turnover rate	17.63%	17.17%	4.48%	7.20%	10.96%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cEffective September 1, 2008, the redemption fee was eliminated. dAmount rounds to less than $0.01 per share. eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Franklin Gold and Precious Metals Fund

Financial Highlights (continued)

			Year Ended July 31,
Advisor Class	2010	2009	2008	2007	2006
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$34.71	$36.11	$34.68	$31.50	$18.28
Income from investment operations[a]:
Net investment income (loss)[b]	(0.12)	0.11	0.11	0.19	0.22
Net realized and unrealized gains (losses)	13.42	(1.39)	5.25	4.84	13.20
Total from investment operations	13.30	(1.28)	5.36	5.03	13.42
Less distributions from:
Net investment income	(2.30)	—	(2.06)	(0.85)	(0.20)
Net realized gains	(0.58)	(0.12)	(1.87)	(1.00)	—
Total distributions	(2.88)	(0.12)	(3.93)	(1.85)	(0.20)
Redemption fees[c]	—	—[d]	—[d]	—[d]	—[d]
Net asset value, end of year	$45.13	$34.71	$36.11	$34.68	$31.50

Total return	38.36%	(3.26)%	15.05%	16.25%	73.68%

Ratios to average net assets
Expenses[e]	0.70%	0.76%	0.64%	0.68%	0.67%
Net investment income (loss)	(0.27)%	0.49%	0.33%	0.58%	0.82%

Supplemental data
Net assets, end of year (000’s)	$269,979	$147,197	$115,322	$65,120	$60,213
Portfolio turnover rate	17.63%	17.17%	4.48%	7.20%	10.96%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cEffective September 1, 2008, the redemption fee was eliminated. dAmount rounds to less than $0.01 per share. eBenefit of expense reduction rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Gold and Precious Metals Fund

Statement of Investments, July 31, 2010

		Shares/
	Country	Warrants/Units	Value
Common Stocks and Other Equity Interests 98.3%
Gold and Diversified Resources 1.7%
[a]OZ Minerals Ltd.	Australia	5,882,655	$6,544,298
[a]PanAust Ltd.	Australia	30,600,000	15,775,417
[a,b]PanAust Ltd., 144A	Australia	11,600,000	5,980,224
Royal Gold Inc.	United States	440,000	19,417,200
			47,717,139
Gold Exploration and Development 23.1%
[a]Anatolia Minerals Development Ltd.	Canada	5,149,700	27,661,504
[a,b]Anatolia Minerals Development Ltd., 144A	Canada	1,500,000	8,057,218
[a]Andean Resources Ltd.	Australia	500,000	1,659,125
[a,b,c]Andean Resources Ltd., 144A	Australia	4,994,500	16,573,001
[a]Banro Corp. (CAD Traded)	Canada	4,457,000	7,806,744
[a]Banro Corp. (USD Traded)	Canada	2,400,000	4,200,000
[a]Banro Corp., wts., 9/17/11	Canada	600,000	228,000
Bendigo Mining Ltd.	Australia	18,648,795	3,120,377
[a,d]Chalice Gold Mines Ltd.	Australia	2,500,000	1,085,340
[a,b,d]Chalice Gold Mines Ltd., 144A	Australia	24,133,150	10,477,070
[a]Colossus Minerals Inc.	Canada	2,516,500	16,529,339
[a,b]Colossus Minerals Inc., 144A	Canada	900,000	5,911,546
[a]East Asia Minerals Corp.	Canada	2,478,600	14,350,868
[a]G-Resources Group Ltd.	Hong Kong	79,998,000	4,119,600
[a,b]G-Resources Group Ltd., 144A	Hong Kong	120,000,000	6,179,555
[a,d,e]Gran Colombia Gold SA, 144A	Canada	50,000,000	19,461,879
[a]Great Basin Gold Ltd.	Canada	10,500,000	18,698,000
[a]Great Basin Gold Ltd., wts., 10/15/10	Canada	6,000,000	1,751,569
[a,d]Guyana Goldfields Inc.	Canada	4,107,600	27,979,565
[a,b,d]Guyana Goldfields Inc., 144A	Canada	1,400,000	9,536,321
[a,b,d]Guyana Goldfields Inc., wts., 144A, 9/28/10	Canada	500,000	1,459,641
[a]Imperial Metals Corp.	Canada	900,000	14,625,602
[a]International Minerals Corp.	Canada	700,000	2,888,143
[a]Ivanhoe Australia Ltd.	Australia	6,290,866	16,841,730
[a]Ivanhoe Mines Ltd. (CAD Traded)	Canada	738,500	13,035,946
[a]Ivanhoe Mines Ltd. (USD Traded)	Canada	2,600,000	46,176,000
[a,b]Ivanhoe Mines Ltd.,144A	Canada	553,800	9,775,636
[a]MAG Silver Corp.	Canada	1,200,000	7,181,433
[a]Nautilus Minerals Inc.	Canada	3,711,450	7,331,527
[a,b]Nautilus Minerals Inc., 144A	Canada	1,278,000	2,524,537
[a,d]Nevsun Resources Ltd.	Canada	9,827,000	35,285,973
[a,b,d]Nevsun Resources Ltd., 144A	Canada	18,500,000	66,428,259
[a]Osisko Mining Corp.	Canada	3,725,140	47,123,846
[a,b]Osisko Mining Corp., 144A	Canada	6,021,400	76,172,043
[a,d]Ratel Gold Ltd.	Canada	4,224,137	822,061
[a,d]Romarco Minerals Inc.	Canada	20,606,400	34,088,337
[a,b,d]Romarco Minerals Inc., 144A	Canada	9,800,000	16,211,745
[a,b,d]Romarco Minerals Inc., wts., 144A, 3/03/11	Canada	4,000,000	4,281,613
[a]Sandfire Resources NL	Australia	5,778,195	25,294,269
[a,b]Sandfire Resources NL, 144A	Australia	598,300	2,619,081

Annual Report | 21

Franklin Gold and Precious Metals Fund

Statement of Investments, July 31, 2010 *(continued)*

	Country	Shares/ Warrants/Units	Value
Common Stocks and Other Equity Interests (continued)			
Gold Exploration and Development (continued)			
[a,b] Torex Gold Resources Inc., 144A	Canada	10,000,000	$ 9,439,011
[a,b] Torex Gold Resources Inc., wts., 144A, 11/12/11	Canada	3,750,000	857,539
			645,850,593
Long Life Gold Mines 51.3%			
[a] African Barrick Gold Ltd.	United Kingdom	5,631,400	47,183,965
Agnico-Eagle Mines Ltd.	Canada	720,000	40,140,000
Alamos Gold Inc.	Canada	1,486,900	22,383,441
[b] Alamos Gold Inc., 144A	Canada	400,000	6,021,505
[a] Anglo Platinum Ltd.	South Africa	874,656	84,283,681
AngloGold Ashanti Ltd., ADR	South Africa	2,994,723	121,346,176
Barrick Gold Corp.	Canada	2,726,283	112,050,231
[a] Centamin Egypt Ltd.	Australia	10,500,000	25,135,017
[a,b] Centamin Egypt Ltd., 144A	Australia	23,945,200	57,320,286
[a] Centerra Gold Inc.	Canada	3,821,100	48,226,212
[a,b] Centerra Gold Inc., 144A	Canada	5,418,400	68,385,781
[a,d] CGA Mining Ltd.	Australia	20,574,000	40,841,687
[a,b,d] CGA Mining Ltd., 144A	Australia	3,750,000	7,444,169
Gold Fields Ltd.	South Africa	697,191	9,398,900
Gold Fields Ltd., ADR	South Africa	2,954,528	39,974,764
Goldcorp Inc. (CAD Traded)	Canada	1,260,625	49,436,275
Goldcorp Inc. (USD Traded)	Canada	1,464,865	57,334,816
[a] Goldcorp Inc., wts., 6/09/11	Canada	9,125	36,939
Harmony Gold Mining Co. Ltd.	South Africa	652,140	6,529,982
Kingsgate Consolidated Ltd.	Australia	1,557,550	13,777,341
Kinross Gold Corp.	Canada	3,678,012	60,378,594
Lihir Gold Ltd.	Papua New Guinea	21,947,142	80,789,878
Lihir Gold Ltd., ADR	Papua New Guinea	200,000	7,408,000
[a] Mineral Deposits Ltd.	Australia	8,696,185	6,056,254
Newcrest Mining Ltd.	Australia	4,540,928	134,341,356
Newmont Mining Corp.	United States	1,235,614	69,070,823
Randgold Resources Ltd., ADR	United Kingdom	1,951,400	175,391,832
[a] Red Back Mining Inc.	Canada	819,900	20,759,790
[a] San Gold Corp.	Canada	500,000	1,819,686
[a,b] San Gold Corp., 144A	Canada	5,000,000	18,196,857
[a] SEMAFO Inc.	Canada	875,000	6,079,404
			1,437,543,642
Medium Life Gold Mines 11.2%			
[a,d] Allied Gold Ltd. (AUD Traded)	Australia	11,080,259	3,206,893
[a,d] Allied Gold Ltd. (CAD Traded)	Australia	2,220,680	669,888
[a,d] Allied Gold Ltd. (GBP Traded)	Australia	6,769,814	2,044,769
[a,b,d] Allied Gold Ltd., 144A	Australia	45,000,000	13,574,661
[a,b] Aurizon Mines Ltd., 144A	Canada	1,000,000	5,011,434
[a] China Gold International Resources Corp. Ltd.	Canada	1,495,000	5,775,459
Compania de Minas Buenaventura SA	Peru	201,186	7,849,856
Compania de Minas Buenaventura SA, ADR	Peru	1,122,972	43,357,949
Eldorado Gold Corp.	Canada	2,595,000	42,170,486

22 | Annual Report

Franklin Gold and Precious Metals Fund

Statement of Investments, July 31, 2010 (continued)

Annual Report | 23

Franklin Gold and Precious Metals Fund

Statement of Investments, July 31, 2010 *(continued)*

	Country	Shares	Value
Short Term Investments (Cost $73,571,627) 2.6%			
Money Market Funds 2.6%			
[a,f]Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	73,571,627	$ 73,571,627
Total Investments (Cost $1,500,621,802) 101.0%			2,828,421,296
Other Assets, less Liabilities (1.0)%			(27,180,763)
Net Assets 100.0%			$2,801,240,533

See Abbreviations on page 39.

[a]Non-income producing.

[b]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At July 31, 2010, the aggregate value of these securities was $496,319,840, representing 17.72% of net assets.

[c]A portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

[d]See Note 9 regarding holdings of 5% voting securities.

[e]Security has been deemed illiquid because it may not be able to be sold within seven days. At July 31, 2010, the value of this security was $19,461,879, representing 0.69% of net assets.

[f]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

Franklin Gold and Precious Metals Fund

Financial Statements

Statement of Assets and Liabilities
July 31, 2010

| | |
|---|---|
| Assets: | |
| Investments in securities: | |
| Cost - Unaffiliated issuers | $1,195,733,093 |
| Cost - Non-controlled affiliated issuers (Note 9) | 231,317,082 |
| Cost - Sweep Money Fund (Note 7) | 73,571,627 |
| Total cost of investments | $1,500,621,802 |
| Value - Unaffiliated issuers | $2,417,953,546 |
| Value - Non-controlled affiliated issuers (Note 9) | 336,896,123 |
| Value - Sweep Money Fund (Note 7) | 73,571,627 |
| Total value of investments | 2,828,421,296 |
| Receivables: | |
| Capital shares sold | 7,872,820 |
| Interest | 28,594 |
| Other assets | 3,361 |
| Total assets | 2,836,326,071 |
| Liabilities: | |
| Payables: | |
| Investment securities purchased | 26,270,715 |
| Capital shares redeemed | 6,074,496 |
| Affiliates | 2,128,289 |
| Allocator Funds (Note 10) | 12,833 |
| Deferred tax | 57,237 |
| Accrued expenses and other liabilities | 541,968 |
| Total liabilities | 35,085,538 |
| Net assets, at value | $2,801,240,533 |
| Net assets consist of: | |
| Paid-in capital | $1,604,176,627 |
| Distributions in excess of net investment income | (209,336,308) |
| Net unrealized appreciation (depreciation) | 1,327,555,860 |
| Accumulated net realized gain (loss) | 78,844,354 |
| Net assets, at value | $2,801,240,533 |

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Franklin Gold and Precious Metals Fund

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
July 31, 2010

Class A:
Net assets, at value	$2,011,602,992
Shares outstanding	46,234,697
Net asset value per share[a]	$43.51
Maximum offering price per share (net asset value per share ÷ 94.25%)	$46.16
Class B:
Net assets, at value	$44,031,051
Shares outstanding	1,063,558
Net asset value and maximum offering price per share[a]	$41.40
Class C:
Net assets, at value	$475,627,361
Shares outstanding	11,387,118
Net asset value and maximum offering price per share[a]	$41.77
Advisor Class:
Net assets, at value	$269,979,129
Shares outstanding	5,982,449
Net asset value and maximum offering price per share	$45.13

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Gold and Precious Metals Fund

Financial Statements (continued)

Statement of Operations
for the year ended July 31, 2010

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

Franklin Gold and Precious Metals Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended July 31,
	2010	2009
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(15,200,449)	$1,421,084
Net realized gain (loss) from investments and foreign currency transactions	128,204,017	7,124,319
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	575,088,112	(80,795,452)
Net increase (decrease) in net assets resulting from operations	688,091,680	(72,250,049)
Distributions to shareholders from:
Net investment income:
Class A	(90,319,644)	—
Class B	(2,766,426)	—
Class C	(19,471,646)	—
Advisor Class	(10,125,911)	—
Net realized gains:
Class A	(23,454,014)	(4,210,163)
Class B	(815,988)	(219,402)
Class C	(5,646,985)	(1,115,501)
Advisor Class	(2,540,933)	(463,119)
Total distributions to shareholders	(155,141,547)	(6,008,185)
Capital share transactions: (Note 2)
Class A	332,284,008	50,994,016
Class B	(17,771,008)	(7,656,258)
Class C	72,155,188	8,530,945
Advisor Class	76,315,081	24,968,634
Total capital share transactions	462,983,269	76,837,337
Redemption fees	—	4,342
Net increase (decrease) in net assets	995,933,402	(1,416,555)
Net assets:
Beginning of year	1,805,307,131	1,806,723,686
End of year	$2,801,240,533	$1,805,307,131
Undistributed net investment loss included in net assets, end of year	$—	$(80,052,672)
Distributions in excess of net investment income included in net assets, end of year	$(209,336,308)	$—

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Gold and Precious Metals Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Gold and Precious Metals Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Annual Report | 29

Franklin Gold and Precious Metals Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

30 | Annual Report

Franklin Gold and Precious Metals Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The effect of changes in foreign exchange rates from changes in market prices on securities held are included in net realized and unrealized gain or loss from investments on the Statement of Operations. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies on the Statement of Operations.

c. Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of July 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund’s tax return.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Annual Report | 31

Franklin Gold and Precious Metals Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.	Redemption Fees
A	short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

32 | Annual Report

Franklin Gold and Precious Metals Fund

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Annual Report | 33

Franklin Gold and Precious Metals Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

34 | Annual Report

Franklin Gold and Precious Metals Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended July 31, 2010, the Fund paid transfer agent fees of $4,271,790, of which $2,896,233 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended July 31, 2010 and 2009, was as follows:

At July 31, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Annual Report | 35

Franklin Gold and Precious Metals Fund

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2010, aggregated $668,739,418 and $401,355,091, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Fund’s investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended July 31, 2010, were as shown below.

Franklin Gold and Precious Metals Fund

Notes to Financial Statements (continued)

9.	HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (continued)

10. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services, affiliates of the fund. For the year ended July 31, 2010, the Fund was held by one or more of the Allocator Funds and was allocated expenses as noted in the Statement of Operations. At July 31, 2010, 3.25% of the Fund’s outstanding shares were held by one or more of the Allocator Funds.

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Annual Report | 37

Franklin Gold and Precious Metals Fund

Notes to Financial Statements (continued)

11. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended July 31, 2010, the Fund did not use the Global Credit Facility.

12. REGULATORY MATTERS

During the year ended July 31, 2010, the Fund received $59,349 resulting from a settlement between the SEC and Advisers relating to market-timing activities, as previously reported in the Fund’s financial statements during the years ended July 31, 2004 through July 31, 2008. This payment is included in capital shares transactions on the Statements of Changes in Net Assets.

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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Franklin Gold and Precious Metals Fund

Notes to Financial Statements (continued)

13. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of July 31, 2010, in valuing the Fund’s assets carried at fair value:

At July 31, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report | 39

Franklin Gold and Precious Metals Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Gold and Precious Metals Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Gold and Precious Metals Fund (the “Fund”) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 16, 2010

40 | Annual Report

Franklin Gold and Precious Metals Fund

Tax Designation (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $21,550,038 as a long term capital gain dividend for the fiscal year ended July 31, 2010.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $10,907,881 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2010.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $8,764,330 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2010. Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2010, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2010 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

In addition, in January 2011, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2010.

Annual Report | 41

Franklin Gold and Precious Metals Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1982	130	Bar-S Foods (meat packing company).
Principal Occupation During Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	107	ICO Global Communications (Holdings) Limited (satellite company).
Principal Occupation During Past 5 Years: Private investor; and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2003	130	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).				
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2009	130	Boeing Capital Corporation (aircraft financing).
Principal Occupation During Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				

42 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	130	Hess Corporation (formerly, Amerada Hess Corporation) (exploration and refining of oil and gas).
Principal Occupation During Past 5 Years: Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation.				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	138	Cbeyond, Inc. (business communications provider) and The Southern Company (energy company).
Principal Occupation During Past 5 Years: Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and **formerly,** Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	107	None
Principal Occupation During Past 5 Years: President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1976 and Chairman of the Board since 1993	130	None
Principal Occupation During Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	87	None
Principal Occupation During Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.				

Annual Report | 43

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director of Compliance, Franklin Resources, Inc. (1994-2001).				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments and officer of 27 of the investment companies in Franklin Templeton Investments.				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.				

44 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since April 2010	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.				

Annual Report | 45

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson is the father of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to July 31, 2010, Robert F. Carlson and Frank W.T. LaHaye each ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund's Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

46 | Annual Report

Franklin Gold and Precious Metals Fund

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 13, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy

Annual Report | 47

Franklin Gold and Precious Metals Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management’s efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during the year ended January 31, 2010, as well as the previous 10 years ended that date in comparison to a performance universe consisting of all retail and institutional gold-oriented funds as selected by Lipper. On a comparative basis, the Lipper report showed the Fund’s total return for the one-year period to be in the highest quintile

48 | Annual Report

Franklin Gold and Precious Metals Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

of the performance universe, and on an annualized basis to also be in the highest quintile of such universe for each of the previous three- and five-year periods, and the middle quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s performance as set forth in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds consisting of the Fund and seven other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that both the contractual investment management fee rate for the Fund, as well as its actual total expense ratio, was the least expensive of its Lipper expense group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing

Annual Report | 49

Franklin Gold and Precious Metals Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund’s investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets and 0.45% on assets in excess of $250 million, with additional breakpoints continuing thereafter to the $7.5 billion asset level. The Fund had assets of approximately $2.3 billion on December 31, 2009, and the independent Trustees took into account management’s position that the existing fee schedule was low and reflected anticipated economies of scale as shown in the favorable effective management fee and expense comparisons within its Lipper expense group. The Board believed that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

50 | Annual Report

Franklin Gold and Precious Metals Fund

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 51

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Annual Report and Shareholder Letter

FRANKLIN GOLD AND

PRECIOUS METALS FUND

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®
franklintempleton. com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

  2010 Franklin Templeton Investments. All rights reserved.
  A 09/10

Item 2.  Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.  Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $45,637 for the fiscal year ended July 31, 2010 and $49,534 for the fiscal year ended July 31, 2009.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended July 31, 2010 and $6,000 for the fiscal year ended July 31, 2009. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended July 31, 2010 and $6,000 for the fiscal year ended July 31, 2009.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.       N/A

Item 6.  Schedule of Investments.                     N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.            N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.                               N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.     N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GOLD AND PRECIOUS METALS FUND

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  September 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  September 27, 2010

By /s/GASTON GARDEY

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  September 27, 2010